UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 21, 2011
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	1-7626 (Commission File Number)	39-0561070 (IRS Employer Identification No.)
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)
(414) 271-6755
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 21, 2011, Sensient’s Board of Directors adopted amendments to the charters of the Audit Committee (which is Section 3.14 of the By-laws), the Compensation and Development Committee (which is Section 3.15 of the By-laws) and the Finance Committee (which is Section 3.16 of the By-laws) to clarify their respective roles in overseeing management’s risk assessments and implementation of appropriate risk management policies and guidelines. The revised committee charters were promptly posted on the corporation’s website, www.sensient.com. The Amended and Restated By-laws, including the revised Sections 3.14, 3.15 and 3.16, are filed as Exhibit 3.2 to this Form 8-K.
Item 9.01 Exhibits.
Exhibit 3.2 Amended and Restated Bylaws (including committee charters).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)
By:	/s/ John L. Hammond
	Name:	John L. Hammond
	Title:	Senior Vice President, General Counsel and Secretary

Date: April 25, 2011

EXHIBIT INDEX

Exhibit 3.2	Amended and Restated Bylaws (including committee charters).